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[LOGO] ma(c)rovision                                     MACROVISION CORPORATION
                                                           2830 DE LA CRUZ BLVD.
                                                           SANTA CLARA, CA 95050

                                                             (408) 743-8600 MAIN
                                                              (408) 743-8610 FAX

FOR IMMEDIATE RELEASE
---------------------


                         MACROVISION CORPORATION REPORTS
                       RECORD THIRD QUARTER 2003 REVENUES

SANTA CLARA, Calif. (BUSINESS WIRE) -- October 27, 2003 -- Macrovision Corporation (Nasdaq: MVSN) announced today that third quarter 2003 net revenues were $31.2 million, compared with $23.5 million in the third quarter of 2002, an increase of 33%. Pro forma earnings (before amortization of intangibles from acquisitions, in process research and development write-off, non-cash deferred compensation expense, and gains or impairment losses on investments) were $9.3 million or 21% higher than the $7.7 million recorded in last year's third quarter. Pro forma diluted earnings per share for the quarter were $0.19, or 27% higher than comparable pro forma earnings per share of $0.15 in the third quarter a year ago.

Net income for the third quarter of 2003 was $7.5 million or 366% higher than the $1.6 million recorded in the third quarter a year ago, which included impairment losses on our private company investments. Diluted earnings per share for the quarter were $0.15, or 400% higher than the comparable earnings per share of $0.03 in the third quarter a year ago.

Cash and cash equivalents, short-term investments and long-term marketable securities were $253.8 million as of September 30, 2003.

"We are very pleased with our third quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from another strong quarter for our DVD business, and further momentum in our software segments. The third quarter was important to us for a number of reasons, notably the announcement of our FLEXnet(TM) Universal Software Licensing Platform(TM) and associated strategic partnerships, the renewal of our multi-year DVD copy protection agreement with Artisan Home Entertainment, and further significant additions to the customer base in both our enterprise and consumer software businesses. We continued to invest in incremental R&D, marketing and sales personnel. We remain comfortable with the 2003 earnings guidance we gave during our January 21, 2003 conference call. For the full year 2003, we anticipate revenues of $122M-$124M, with pro forma EPS of $0.74-$0.76. Revenues for the fourth quarter of 2003 are hence estimated to be in the $34M-$36M range, with pro forma EPS of $0.22-$0.23. We estimate GAAP EPS (including amortization of intangibles from acquisitions, in-process research and development write-off, deferred stock-based compensation and gains and impairment losses on investments, but not including any future investment gains or impairment losses or effects of any future acquisitions) to be $0.19-$0.20 for the fourth quarter of 2003 and $0.58-$0.59 for the full year 2003."


OCTOBER 27, 2003                    --MORE--                              PAGE 1

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The Company continues to use pro forma reconciliation of condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, gains and impairment losses on investments, in-process research and development write-off and restructuring charges) are excluded from the pro forma earnings calculation. This presentation may be considered more indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.

Immediately following the Q3 earnings release, Macrovision will hold an investor conference call on October 27, from 2:00 p.m. to 3:00 p.m. PT (5:00 p.m. to 6:00 p.m. ET). Investors and analysts interested in participating in the conference are welcome to call 800-218-0530 (OR INTERNATIONAL +1 303-262-2175) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or www.streetevents.com for subscribers) on October 27, 2003 at 2:00 p.m. PT (5:00 p.m. ET). Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's guidance conference call can be accessed until November 3, 2003.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 555460#. Access to the replay is available through October 28, 2003. The conference call script will be posted on the Company's website approximately 48 hours following the call and will be posted for 30 days.

ABOUT MACROVISION
Macrovision develops and markets digital rights management ("DRM"), copy protection, and electronic license management ("ELM") technologies for the video, music, games and software industries. Macrovision holds a total of 148 issued or pending United States patents and 1,036 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with international offices in London, Frankfurt, Tel Aviv, Tokyo, Hong Kong, Taipei and Seoul.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the business strategies and product plans of the Company and the features and benefits of the products of the Company.


OCTOBER 27, 2003                    --MORE--                              PAGE 2

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Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer software or enterprise software, or markets for the technological protection of copyrighted materials contained in such products, to develop or expand, or the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2002, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

                                      # # #


INVESTOR CONTACT:                                 MEDIA CONTACT:
Ian Halifax                                       Christine Cannon
Macrovision Corporation                           IPR Media, for Macrovision
+1 (408) 743-8600                                 +1 (631) 776-0247
ir-info@macrovision.com                           ccannon@iprmedia.com
-----------------------                           --------------------


OCTOBER 27, 2003                    --MORE--                              PAGE 3

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

                                           MACROVISION CORPORATION AND SUBSIDIARIES
                                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                        NINE MONTHS
                                                              ENDED SEPTEMBER 30,                 ENDED SEPTEMBER 30,
                                                        ---------------------------------    -------------------------------
                                                             2003              2002              2003             2002
                                                        ---------------    --------------    -------------    --------------
Net Revenues                                                  $ 31,216          $ 23,497         $ 88,480            72,103
Costs and expenses:
    Costs of revenues, including amortization of                 2,753             2,584            7,727             7,215
intangibles of $855 and $519 for the three months
ended September 30, 2003 and 2002, respectively, and
$2,567 and $1,599 for the nine months ended September
30, 2003 and 2002, respectively
    Research and development                                     4,177             3,049           12,076             8,418
    Selling and marketing                                        6,539             5,097           19,415            14,439
    General and administrative                                   4,612             3,633           13,584            10,299
    Amortization of intangibles from acquisitions                    -                 -                -               298
    Deferred compensation expense relating to
      Globetrotter                                                 609             1,206            2,129             5,330
    In-process research and development                            624                 -              624                 -
    Impairment losses on investments                               294             6,795            4,144            12,272
                                                        ---------------    --------------    -------------    --------------

       Total costs and expenses                                 19,608            22,364           59,699            58,271
                                                        ---------------    --------------    -------------    --------------

Income before interest and income taxes                         11,608             1,133           28,781            13,832
Interest and other income, net                                     842             1,632            2,895             5,800
                                                        ---------------    --------------    -------------    --------------

Income before income taxes                                      12,450             2,765           31,676            19,632
Income taxes                                                     4,981             1,161           12,671             8,467
                                                        ---------------    --------------    -------------    --------------

Net income                                                    $  7,469          $  1,604           19,005            11,165
                                                        ===============    ==============    =============    ==============

Diluted earnings per share                                    $   0.15          $   0.03         $   0.39          $   0.22
                                                        ===============    ==============    =============    ==============

Shares used in computing diluted earnings per share             49,742            49,720           49,318            51,166
                                                        ===============    ==============    =============    ==============


                                           MACROVISION CORPORATION AND SUBSIDIARIES
                   PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS                        NINE MONTHS
                                                              ENDED SEPTEMBER 30,                 ENDED SEPTEMBER 30,
                                                        ---------------------------------    -------------------------------
                                                             2003              2002              2003             2002
                                                        ---------------    --------------    -------------    --------------

Net income                                                     $ 7,469           $ 1,604          $19,005            11,165
Add:
    Amortization of intangibles from acquisitions                  652               356            1,772             1,254
      (net of taxes)
    Deferred compensation expense relating to
      Globetrotter                                                 609             1,206            2,129             5,330
    In-process research and development (net of taxes)             390                 -              390                 -
    Impairment losses on investments (net of taxes)                168             4,539            2,591             8,110
                                                        ---------------    --------------    -------------    --------------

Pro forma net income                                          $  9,288          $  7,705         $ 25,887          $ 25,859
                                                        ===============    ==============    =============    ==============

Diluted earnings per share reconciliation:
  Net income                                                  $   0.15          $   0.03         $   0.39          $   0.22
  Add:
    Amortization of intangibles from acquisitions                 0.01              0.01             0.03              0.03
      (net of taxes)
    Deferred compensation expense relating to
       Globetrotter                                               0.01              0.02             0.04              0.10
    In-process research and development (net of taxes)            0.01                 -             0.01                 -
    Impairment losses on investments (net of taxes)               0.01              0.09             0.05              0.16
                                                        ---------------    --------------    -------------    --------------

  Pro forma diluted earnings per share research               $   0.19          $   0.15         $   0.52          $   0.51
                                                        ===============    ==============    =============    ==============

Shares used in computing diluted earnings per share             49,742            49,720           49,318            51,166
                                                        ===============    ==============    =============    ==============

NOTES: (1)

Pro forma results for the three and nine months ended September 30, 2003 and 2002 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, write-offs of in-process research and development costs, and impairment losses on investments. These costs were $1,819 for the three month period ended September 30, 2003, and $6,882 for the nine month period ending September 30, 2003, net of taxes when applicable, using the Company's pro forma effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $200 and $267 for the three and nine months ended September 30, 2003, respectively. The format presented above is not in accordance with Generally Accepted Accounting
Principles.

OCTOBER 27, 2003                                           --MORE--                                                    PAGE 4
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                                    MACROVISION CORPORATION AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                                 (IN THOUSANDS)


                                                                   SEPTEMBER 30,             DECEMBER 31,
                                                                       2003                      2002
                                                               ----------------------    ---------------------
ASSETS
    Cash and cash equivalents                                              $  32,573                $  98,691
    Short-term investments                                                    82,818                   72,989
    Accounts receivable, net                                                  24,613                   28,237
    Prepaid expenses and other assets                                         21,190                   19,304
                                                               ----------------------    ---------------------

       Total Current Assets                                                  161,194                  219,221

    Property and equipment, net                                                6,380                    6,106
    Patents and other intangibles, net                                        10,482                    4,593
    Long-term marketable investment securities                               138,414                   38,696
    Goodwill                                                                  26,804                   24,673
     Other intangibles from acquisitions, net                                  8,702                   11,368
    Other assets                                                              12,251                   20,009
                                                               ----------------------    ---------------------

       TOTAL ASSETS                                                        $ 364,227                $ 324,666
                                                               ======================    =====================

LIABILITIES
    Accounts payable                                                       $   4,165                $   3,269
    Accrued expenses                                                          19,450                   15,523
    Deferred revenue                                                          10,257                    8,567
                                                               ----------------------    ---------------------

       Total Current Liabilities                                              33,872                   27,359

     Notes payable                                                                17                       17
     Other liabilities                                                           896                      431
                                                               ----------------------    ---------------------

       TOTAL LIABILITIES                                                      34,785                   27,807

STOCKHOLDERS' EQUITY                                                         329,442                  296,859
                                                               ----------------------    ---------------------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                                       $ 364,227                $ 324,666
                                                               ======================    =====================


OCTOBER 27, 2003                                    --END--                                              PAGE 5
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